UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 31, 2014

Gramercy Property Trust Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-32248	06-1722127
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

521 Fifth Avenue, 30th Floor New York, New York	10175
(Address of Principal Executive Offices)	(Zip Code)

(212) 297-1000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sale of Equity Securities.

On July 31, 2014, GPT Property Trust LP (the “Operating Partnership”), the operating partnership of Gramercy Property Trust Inc. (the “Company”), issued 3,778,405 Class A limited partnership units of the Operating Partnership (“Common Units”) as partial consideration to the selling investors in connection with the closing of the contribution of a portfolio of three industrial properties to the Operating Partnership. The Operating Partnership did not receive any proceeds from the issuance of the Common Units.

Each Common Unit may be presented for redemption, at the election of the holder, for cash equal to the then fair market value of a share of the Company’s common stock, par value $0.001 per share (the “Common Stock”), except that the Company may, at its election, acquire each Common Unit so presented for one share of Common Stock.

The Common Units were issued without registration in reliance on the exemption from registration set forth in Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state.

Item 8.01	Other Events.

On July 31, 2014, the Operating Partnership entered into the Fourth Amended and Restated Agreement of Limited Partnership of the Operating Partnership. The purpose of the amendment and restatement was to incorporate the previous amendments to the Third Amended and Restated Agreement of Limited Partnership, to delete references to the Class B Units (which had previously been redeemed), rename the Class C Preferred Units, update the address of the Operating Partnership and to make other correctional and conforming changes.

The foregoing description of the Fourth Amended and Restated Agreement of Limited Partnership of the Operating Partnership is not complete and is qualified by reference to the entire agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.

10.1	Fourth Amended and Restated Agreement of Limited Partnership of GPT Property Trust LP.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2014	GRAMERCY PROPERTY TRUST INC.

	By:	/s/ Jon W. Clark
	Name: Title:	Jon W. Clark Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title

10.1	Fourth Amended and Restated Agreement of Limited Partnership of GPT Property Trust LP.